Prospectus Supplement December 23, 1999*

Variable Universal Life Policy (April 30, 1999) S-6189 C (6/99)

The AXP(SM) Variable Portfolio -- New Dimensions Fund (formerly known as IDS Life Growth Dimensions Fund) has been added as an investment option under your policy. Please modify or add the following language to the appropriate sections of your Variable Universal Life Policy Prospectus:

"Table of contents"

Please add "AXP(SM) Variable Portfolio - New Dimensions Fund" to the funds listed under the "The funds" in this section.

"The policy in brief"

Under "Purpose," please replace the existing paragraph with the following:

The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of the 14 of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.

"The funds"

Please add the following to this section:

AXP(SM) Variable Portfolio - Investment Series, Inc. (formerly known as IDS Life Investment Series, Inc.,) is a diversified, open-ended management investment company, which was incorporated in Nevada on April 27, 1981 but changed its state of incorporation to Minnesota on June 13, 1986. AXP(SM) Variable Portfolio
- New Dimensions Fund was added on April 30, 1996. IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the AXP(SM) Variable Portfolio - New Dimensions Fund. American Express Trust Company acts as the custodian and Bank of New York acts as the sub-custodian.

AXP(SM) VP - New Dimensions Fund

Objective: to provide shareholders with long-term growth of capital. Invests in common stocks showing potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. Up to 30% of total net assets may be invested in foreign investments.

"Rates of return of the funds and subaccounts"

Rates of return of the funds:

Period ending 12/31/98

Please add the following to the table in this section:
                                                       1 year  since inception
AXP(SM) Variable Portfolio - Investment Series, Inc.
AXP(SM) VP New Dimensions (5/96)**                     28.64%      24.29%


Rate of returns of the subaccounts:

Please add the following to the table in this section:

Subaccount        Investing in:                          1 year  since inception

                  AXP(SM) Variable Portfolio - Investment Series, Inc.
FND               AXP(SM) VP New Dimensions (11/99)*      --%          --%**


**The subaccount had not commenced operations as of Dec. 31, 1998.

"Fund expenses"

Annual operating expenses of the funds (as a percentage of average daily net assets):

Please add the following to the table in this section:

AXP(SM) VP New Dimensions Fund

Management fees   0.61%
12b-1 fees        0.13%
Other Expenses    0.06%
Total Expenses    0.80%



S-6189-1A (12/99)
*Destroy May 1, 2000